                                                                   EXHIBIT 10.24
                                                                  EXECUTION COPY






================================================================================

                                   $12,500,000

                              AMENDED AND RESTATED
                              TERM CREDIT AGREEMENT

                                   dated as of

                                January 27, 2003



                                      among



                          Motient Communications Inc.,

                              Motient Corporation,

                             Motient Holdings Inc.,

                            the Lenders party hereto,

                                       and

                              M&E Advisors L.L.C.,
                             as Administrative Agent

                              and Collateral Agent


================================================================================



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

                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE 1 DEFINITIONS.............................................................................................2
         Section 1.01. Definitions................................................................................2
         Section 1.02. Construction..............................................................................12

ARTICLE 2 THE CREDITS............................................................................................12
         Section 2.01. Commitments...............................................................................12
         Section 2.02. Loans and Borrowings......................................................................12
         Section 2.03. Requests for Borrowing....................................................................13
         Section 2.04. Notes.....................................................................................14
         Section 2.05. Maturity of Loans.........................................................................14
         Section 2.06. Interest; Fees............................................................................14
         Section 2.07. Mandatory Termination; Optional Termination or Reduction of Commitments...................15
         Section 2.08. Optional Prepayments......................................................................16
         Section 2.09. Mandatory Prepayments Upon Equity Issuance................................................16
         Section 2.10. General Provisions as to Payments.........................................................16
         Section 2.11. Computation of Interest and Fees..........................................................16

ARTICLE 3 CONDITIONS.............................................................................................16
         Section 3.01. Conditions to Closing.....................................................................16
         Section 3.02. Conditions to Each Loan...................................................................18

ARTICLE 4 REPRESENTATIONS AND WARRANTIES.........................................................................19
         Section 4.01. Corporate Existence and Power.............................................................19
         Section 4.02. Corporate Authorization; No Contravention.................................................19
         Section 4.03. Government Approvals......................................................................19
         Section 4.04. Binding Effect............................................................................20
         Section 4.05. Litigation................................................................................20
         Section 4.06. No Default................................................................................20
         Section 4.07. Title to Property.........................................................................20
         Section 4.08. Taxes.....................................................................................20
         Section 4.09. Financial Condition.......................................................................21
         Section 4.10. Regulated Entities........................................................................21
         Section 4.11. Subsidiaries..............................................................................21
         Section 4.12. Insurance.................................................................................21
         Section 4.13. Business..................................................................................21
         Section 4.14. Collateral; Property......................................................................22
         Section 4.15. Security Agreement........................................................................22
         Section 4.16. Disclosure................................................................................22

ARTICLE 5 COVENANTS..............................................................................................22
         Section 5.01. Information...............................................................................22
         Section 5.02. Certificates; Other Information...........................................................23
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                                      -i-
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

         Section 5.03. Notices...................................................................................24
         Section 5.04. Conduct of Business; Preservation of Corporate Existence..................................25
         Section 5.05. Maintenance of Property...................................................................25
         Section 5.06. Maintenance of Insurance..................................................................25
         Section 5.07. Payment of Obligations....................................................................25
         Section 5.08. Compliance with Laws......................................................................25
         Section 5.09. Inspection of Property and Books and Records..............................................25
         Section 5.10. Use of Proceeds...........................................................................26
         Section 5.11. Security Agreement and the Pledge Agreements..............................................26
         Section 5.12. No Subsidiaries...........................................................................26
         Section 5.13. Government Approvals......................................................................26
         Section 5.14. Further Assurances........................................................................26
         Section 5.15. Limitation on Liens.......................................................................27
         Section 5.16. Disposition of Assets, Consolidations and Mergers.........................................28
         Section 5.17. Employee Contracts and Arrangements.......................................................29
         Section 5.18. Transactions with Affiliates..............................................................29
         Section 5.19. Investments...............................................................................29
         Section 5.20. Accounting Changes........................................................................30
         Section 5.21. Limitation on Indebtedness................................................................30
         Section 5.22. Restricted Payments.......................................................................31
         Section 5.23. Service Revenue...........................................................................31
         Section 5.24. EBITDA....................................................................................32
         Section 5.25. Free Cash Flow............................................................................33

ARTICLE 6 DEFAULTS...............................................................................................34
         Section 6.01. Events of Default.........................................................................34

ARTICLE 7 PARENT GUARANTY........................................................................................36
         Section 7.01. The Parent Guaranty.......................................................................36
         Section 7.02. Guaranty Unconditional....................................................................36
         Section 7.03. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances...............37
         Section 7.04. Waiver by the Parent Guarantors...........................................................37
         Section 7.05. Subrogation...............................................................................37
         Section 7.06. Stay of Acceleration......................................................................37

ARTICLE 8 THE ADMINISTRATIVE AGENT...............................................................................38

ARTICLE 9 MISCELLANEOUS..........................................................................................40
         Section 9.01. Notices...................................................................................40
         Section 9.02. No Waivers................................................................................40
         Section 9.03. Expenses; Indemnification.................................................................40
         Section 9.04. Set-off...................................................................................41
         Section 9.05. Sharing of Set-offs.......................................................................41
         Section 9.06. Amendments and Waivers....................................................................41
         Section 9.07. Successors and Assigns....................................................................42
         Section 9.08. Governing Law; Submission to Jurisdiction.................................................42

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                                      -ii-
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
         Section 9.09. Counterparts; Integration; Effectiveness..................................................42
         Section 9.10. Waiver of Jury Trial......................................................................42
         Section 9.11. Confidentiality...........................................................................42
         Section 9.12. Registration..............................................................................43

ARTICLE 1 SECURITY INTEREST......................................................................................
         Section 1.01. Collateral................................................................................
         Section 1.02. Right of the Collateral Agent to Pay Taxes or Costs Relating to Collateral................
         Section 1.03. Financing Statements......................................................................
         Section 1.04. Injury to Collateral......................................................................
         Section 1.05. Collecting and Servicing Accounts, Chattel Paper, Deposit Accounts, Documents,
                         General Intangibles, Letter-of-Credit Rights and Instruments............................
         Section 1.06. Preservation of Rights....................................................................

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF PLEDGOR..............................................................
         Section 2.01. Title to Collateral.......................................................................
         Section 2.02. Names, Etc................................................................................
         Section 2.03. Changes in Circumstances..................................................................
         Section 2.04. Financing Statements......................................................................
         Section 2.05. Non-Subordination.........................................................................
         Section 2.06. True at Closing Date......................................................................

ARTICLE 3 AFFIRMATIVE COVENANTS OF PLEDGOR.......................................................................
         Section 3.01. Change in Places of Business or Chief Executive Office....................................
         Section 3.02. Delivery and Other Perfection.............................................................
         Section 3.03. Notice of Default and Loss................................................................
         Section 3.04. Special Provisions Relating to Intellectual Property......................................
         Section 3.05. Further Assurances........................................................................

ARTICLE 4 NEGATIVE COVENANTS OF PLEDGOR..........................................................................
         Section 4.01. Other Agreements..........................................................................
         Section 4.02. Other Financing Statements and Liens......................................................
         Section 4.03. Location of Collateral....................................................................

ARTICLE 5 EVENTS OF DEFAULT......................................................................................
         Section 5.01. Representation and Warranties.............................................................
         Section 5.02. Observance of Covenants...................................................................
         Section 5.03. Event of Default under Loan Agreement.....................................................

ARTICLE 6 RIGHTS UPON OCCURRENCE OF EVENTS OF DEFAULT............................................................
         Section 6.01. Miscellaneous Rights of the Collateral Agent..............................................
         Section 6.02. Right of the Collateral Agent to Take Possession and Foreclose............................
         Section 6.03. Right of the Collateral Agent to Collect and Service Receivables..........................
         Section 6.04. Right of the Collateral Agent to Use and Operate Collateral...............................
         Section 6.05. Deficiency................................................................................
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                                     -iii-
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
         Section 6.06. Private Sale..............................................................................
         Section 6.07. Locations, Names..........................................................................
         Section 6.08. Application of Proceeds...................................................................
         Section 6.09. Attorney-in-Fact..........................................................................
         Section 6.10. Right of the Collateral Agent To Appoint Receiver.........................................


ARTICLE 7 MISCELLANEOUS PROVISIONS...............................................................................
         Section 7.01. Additional Actions and Documents..........................................................
         Section 7.02. Expenses..................................................................................
         Section 7.03. Notices...................................................................................
         Section 7.04. Waiver of Right to Judicial Hearing.......................................................
         Section 7.05. Waiver by the Collateral Agent............................................................
         Section 7.06. Governmental Approvals....................................................................
         Section 7.07. Release of Collateral.....................................................................
         Section 7.08. Benefit and Assignment....................................................................
         Section 7.09. Severability..............................................................................
         Section 7.10. Survival..................................................................................
         Section 7.11. Rights Cumulative.........................................................................
         Section 7.12. Entire Agreement, Modification............................................................
         Section 7.13. Termination...............................................................................
         Section 7.14. Construction..............................................................................
         Section 7.15. Pronouns..................................................................................
         Section 7.16. Headings..................................................................................
         Section 7.17. Payments..................................................................................
         Section 7.18. Execution.................................................................................

ARTICLE 8 DEFINITIONS AND REFERENCES.............................................................................
         Section 8.01. Defined Terms.............................................................................
         Section 8.02. Other Definitional Provisions.............................................................

ARTICLE 1 SECURITY INTEREST......................................................................................
         Section 1.01. The Pledge................................................................................
         Section 1.02. Financing Statements......................................................................
         Section 1.03. Share Certificates........................................................................
         Section 1.04. Preservation of Rights....................................................................

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF PLEDGOR..............................................................
         Section 2.01. Title to Collateral.......................................................................
         Section 2.02. Pledged Shares............................................................................
         Section 2.03. Names, Etc................................................................................
         Section 2.04. Changes in Circumstances..................................................................
         Section 2.05. Financing Statements......................................................................
         Section 2.06. Non-Subordination.........................................................................
         Section 2.07. True at Closing Date......................................................................

ARTICLE 3 AFFIRMATIVE COVENANTS OF PLEDGOR.......................................................................
         Section 3.01. Change in Places of Business or Chief Executive Office....................................


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                                      -iv-

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
         Section 3.02. Delivery and Other Perfection.............................................................
         Section 3.03. Notice of Default and Loss................................................................
         Section 3.04. Collateral................................................................................
         Section 3.05. Further Assurances........................................................................

ARTICLE 4 NEGATIVE COVENANTS OF PLEDGOR..........................................................................
         Section 4.01. Other Agreements..........................................................................
         Section 4.02. Other Financing Statements and Liens......................................................


ARTICLE 5 EVENTS OF DEFAULT......................................................................................
         Section 5.01. Representation and Warranties.............................................................
         Section 5.02. Observance of Covenants...................................................................
         Section 5.03. Event of Default under Loan Agreement.....................................................

ARTICLE 6 RIGHTS UPON OCCURRENCE OF EVENTS OF DEFAULT............................................................
         Section 6.01. Rights of the Collateral Agent............................................................
         Section 6.02. Deficiency................................................................................
         Section 6.03. Private Sale..............................................................................
         Section 6.04. Locations, Names..........................................................................
         Section 6.05. Application of Proceeds...................................................................
         Section 6.06. Attorney-in-Fact..........................................................................
         Section 6.07. Right of the Collateral Agent To Appoint Receiver.........................................

ARTICLE 7 MISCELLANEOUS PROVISIONS...............................................................................
         Section 7.01. Additional Actions and Documents..........................................................
         Section 7.02. Expenses..................................................................................
         Section 7.03. Notices...................................................................................
         Section 7.04. Waiver of Right to Judicial Hearing.......................................................
         Section 7.05. Waiver by the Collateral Agent............................................................
         Section 7.06. Governmental Approvals....................................................................
         Section 7.07. Release of Collateral.....................................................................
         Section 7.08. Benefit and Assignment....................................................................
         Section 7.09. Severability..............................................................................
         Section 7.10. Survival..................................................................................
         Section 7.11. Rights Cumulative.........................................................................
         Section 7.12. Entire Agreement, Modification............................................................
         Section 7.13. Termination...............................................................................
         Section 7.14. Construction..............................................................................
         Section 7.15. Pronouns..................................................................................
         Section 7.16. Headings..................................................................................
         Section 7.17. Payments..................................................................................
         Section 7.18. Execution.................................................................................

ARTICLE 8 DEFINITIONS AND REFERENCES.............................................................................
         Section 8.01. Defined Terms.............................................................................
         Section 8.02. Other Definitional Provisions.............................................................

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


Schedules

         Schedule 2.01 - Commitment Amounts; Addresses for Notice;
                         Account Information

         Schedule 4.06 - Existing Defaults

         Schedule 4.09 - Accounting Changes

         Schedule 4.13 - No Material Adverse Effect

         Schedule 5.15 - Existing Liens

         Schedule 5.21 - Existing Indebtedness

         Schedule 5.22 - Existing Warrants



Exhibits

         Exhibit A         Note

         Exhibit B         Form of Warrant

         Exhibit C         Opinion of Counsel for the Borrower

         Exhibit D         Form of Security Agreement

         Exhibit E         Form of Pledge Agreement

         Exhibit F         Form of Parent Guarantor Note Subordination Agreement


                                      -vi-


                              AMENDED AND RESTATED
                              TERM CREDIT AGREEMENT



                  THIS AMENDED AND RESTATED TERM CREDIT AGREEMENT (this "Agreement") dated as of January 27, 2003 among MOTIENT COMMUNICATIONS INC. (the "Borrower"), a Delaware corporation, MOTIENT CORPORATION ("Motient"), a Delaware corporation and MOTIENT HOLDINGS INC. ("Holdings"), a Delaware corporation (each, a "Parent Guarantor" and together, the "Parent Guarantors"), M&E Advisors L.L.C., as Administrative Agent (the "Administrative Agent") and Collateral Agent (the "Collateral Agent") and each of the lenders from time to time party hereto (each, a "Lender" and collectively, the "Lenders").

                  Whereas, the Borrower, Motient, Holdings, the Administrative Agent, the Collateral Agent and the Lenders party thereto and their permitted successors and assigns are party to a Term Credit Agreement dated as of November 20, 2002 (the "Existing Term Credit Agreement").

                  Whereas, the parties hereto wish to amend and restate the Existing Term Credit Agreement.

                  Whereas, the parties hereto hereby agree that the Existing Term Credit Agreement shall be amended and restated to read as follows:

                  WHEREAS, the Lenders have agreed, on the terms and conditions set forth in this Agreement, to lend the Borrower from time to time amounts not to exceed twelve million five hundred thousand Dollars ($12,500,000) in the aggregate;

                  WHEREAS, the Borrower desires to secure all of the Loans made hereunder by granting to the Lenders a first priority lien on substantially all of the unencumbered assets of the Borrower as more fully described in and pursuant to the Security Agreement (as defined herein);

                  WHEREAS, as an inducement to the Lenders to make the Loans contemplated hereunder to the Borrower, Motient and Holdings have agreed to guarantee the full and punctual payment of the principal and interest on all of the Loans made hereunder as more fully described in and pursuant to this Agreement;

                  WHEREAS, Motient has agreed to pledge its shares of capital stock in Holdings, and Holdings has agreed to pledge the capital stock of Services, to secure their respective guarantee obligations hereunder as more fully described in and pursuant to the Pledge Agreements; and

                  WHEREAS, Motient has further agreed, effective upon the repayment in full by MVH Holdings Inc. of all obligations owed by it under the nineteen million seven hundred fifty thousand Dollars ($19,750,000) of senior notes issued by MVH Holdings Inc. pursuant to Motient's plan of reorganization, to pledge the capital stock of MVH Holdings Inc. to secure its guarantee obligations hereunder as more fully described in and pursuant to the Motient Corporation Share Pledge Agreement.

                                    ARTICLE 1
                                   DEFINITIONS

                    Section 1.01. Definitions. The following terms, as used herein, have the following meanings:

                  "Administrative Agent" has the meaning set froth in the introductory paragraph hereto.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, executive officer or beneficial owner of twenty-five percent (25%) or more of the equity of a Person shall, for the purposes of this Agreement, be deemed to control the other Person.

                  "Availability Period" means the time period from and including the Closing Date to, but excluding, the Termination Date.

                  "Borrower" has the meaning set forth in the introductory paragraph hereto.

                  "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower on the same day pursuant to Article 2.

                  "Borrowing Request" has the meaning set forth in Section 2.03(a).

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial lenders in New York City are authorized by law to close.

                  "Capital Lease Obligations" means all monetary obligations of a Person under any leasing or similar arrangement of real or personal property, or a combination thereof, which, in accordance with GAAP, is classified as a capital lease on the balance sheet of such Person, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Cash Equivalents" means the following types of instruments denominated in Dollars:

                  (a) Obligations issued or fully guaranteed by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than eighteen (18) months from the date of acquisition;

                  (b) Certificates of deposit, time deposits, Eurodollar time deposits, or bankers' acceptances having in each case a tenor of not more than six (6) months, issued by any U.S. commercial bank having combined capital and surplus of not less than five hundred million Dollars ($500,000,000) whose short term securities are rated at A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc.;

                  (c) Commercial paper of an issuer rated either at least A-1 by Standard & Poor's Corporation and/or P-1 by Moody's Investors Service Inc. and in either case having a tenor of not more than two hundred seventy (270) days;

                  (d) Repurchase obligations with a term of not more than seven
         (7) days for underlying securities of the types described in clauses
         (a) and (b) above entered into with any financial institution meeting the qualifications specified in clause (b) above;

                  (e) Obligations issued by agencies of the United States Government not fully guaranteed by the United States Government having maturities of not more than eighteen (18) months;

                  (f) Obligations issued by public corporations with a rating of AAA by Standard & Poor's Corporation; and

                  (g) Money market mutual funds invested in the instruments permitted by clauses (a) - (f) above.

                  "Change In Control" means the Borrower shall cease to have all of its outstanding capital stock owned by Motient or a direct or indirect wholly-owned Subsidiary of Motient.

                  "Closing Date" means the date on or after the date hereof on which the conditions set forth in Section 3.01 have been satisfied.

                  "Closing Price" of a share of Motient Common Stock for any day shall mean the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or the Nasdaq SmallCap Market or, if such security is not quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on each such day shall not have been reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any reputable investment banking firm regularly making a market in such security selected for such purpose by the Board of Directors of Motient or a committee thereof. If the Closing Price cannot be calculated on such date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as reasonably determined by an Independent Financial Expert selected for such purpose by the Board of Directors of Motient or a committee thereof.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

                  "Collateral" means all property with respect to which Liens are created or purported to be created pursuant to the Security Agreement and the Pledge Agreements.

                  "Collateral Agent" has the meaning set forth in the introductory paragraph hereto.

                  "Commitment" means, with respect to each Lender, the amount set forth next to its name in the Commitment Schedule, as such amount may be reduced from time to time pursuant to Section 2.01.

                  "Commitment Schedule" means the Commitment Schedule attached hereto.

                  "Consolidated Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by the Parent Guarantors, the Borrower and their Consolidated Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements but excluding repairs) for such period, as determined in accordance with GAAP.

                  "Consolidated Net Working Investment," as of any date, shall mean the difference between current assets and current liabilities.

                  "Consolidated Subsidiary" means at any date and with respect to any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

                  "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including, without limitation, any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof, or
(e) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of any Indebtedness. For purposes of this definition, the amount of any Contingent Obligation shall be deemed to be an amount equal to the maximum reasonably anticipated liability in respect thereof.

                  "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Disbursement Account" means account number 417-500409366 at the Chase Manhattan Bank or such other account as the Administrative Agent shall from time to time designate.

                  "Dollars" means United States dollars.

                  "EBITDA" shall mean, for any period, determined in accordance with GAAP, the sum of (i) net income (or net loss) plus (ii) all amounts treated as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus (iii) all taxes on or measured by gross or net income to the extent included in the determination of such net income (or loss). For purposes of the foregoing, notwithstanding any requirement of GAAP to the contrary, net income shall exclude:

                  (a) any restoration to income of any contingencies or
               non-recurring charge reserves, except to the extent that provision for such reserves was made out of income accrued during such period and except for normal accruals and reversals in the ordinary course of business;

                  (b) any write-up or write-down of any asset, and all equity and earnings and losses of unconsolidated investments in joint ventures, Subsidiaries, and other business organizations:

                  (c) any net gain for the collection of the proceeds of life insurance policies; (d) any gain or loss arising from the acquisition of any securities or indebtedness and any net loss arising from the exercise or grant of any warrant or option;

                  (e) any deferred credit representing the excess of equity in any Person at the date of acquisition over the cost of the investment in such Person;

                  (f) any aggregate net gain (or loss) during such period
               arising from the sale, exchange, lease or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with disposition of fixed assets, and all securities) other than (i) any sale, exchange or disposition in the ordinary course of business and (ii) any sale, exchange or disposition of equipment utilized in the business of Motient;

                  (g) any adjustments made related to non-cash employee
               incentive or compensation programs;

                  (h) all extraordinary items; and

                  (i) any change in accruals for long-term (more than one (1)
               year) personnel-related costs, such as vacation time, pension liabilities and retirees insurance.

                  "Event of Default" has the meaning set forth in Section
               6.01.

                  "Existing Term Credit Agreement" has the meaning set forth in the Recitals hereto.

                  "Existing Warrant" means any option, warrant, or other right to acquire any shares of Motient Common Stock outstanding on the Closing Date and set forth on Schedule 5.22.

                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Free Cash Flow" shall mean, for any period, determined in accordance with GAAP, (A) EBITDA during such period, less (B) the sum of (1) Consolidated Capital Expenditures, plus (2) consolidated cash interest expense, plus (3) amount of any increase between the beginning and end of such period in Consolidated Net Working Investment, plus (4) cash taxes paid, plus (5) reductions of the principal amount of long-term debt, vendor financing, capital leases or other obligations.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Government Approvals" means any authorizations, consents, approvals, licenses, leases, rulings, permits, tariffs, rates, certifications, exemptions, filings or registrations by or with any Governmental Authority required to be obtained or held by the Borrower.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central Lender (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Holdings" has the meaning set forth in the introductory paragraph hereto.

                  "Indebtedness" of any Person means without duplication, (a) all obligations for borrowed money or with respect to deposits or advances of any kind; (b) all obligations issued, undertaken or assumed as the deferred purchase price of capital assets (excluding current accounts payable incurred in the ordinary course of business); (c) all obligations, contingent or otherwise, with respect to surety bonds, letters of credit, bankers acceptances and similar instruments (in each case, whether or not matured), excluding performance bonds and similar undertakings in the ordinary course of business of the Borrower, to the extent that such undertakings do not secure an obligation for borrowed money or the deferred purchase price of a capital asset; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, excluding performance bonds and similar undertakings in the ordinary course of business of the Borrower, to the extent that such undertakings do not secure an obligation for borrowed money or the deferred purchase price of a capital asset; (e) all obligations under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even if the rights and remedies of the seller or Lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations; (g) all net obligations with respect to Rate Contracts; (h) sale-leaseback financings; (i) all Contingent Obligations; and (j) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned or acquired by such Person, whether or not such Person has assumed or become liable for the payment of such Indebtedness. For purposes of this definition, the Indebtedness of any Person shall include the Indebtedness of any other entity to the extent such Person is liable therefore as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefore.

                  "Indemnitee" has the meaning set forth in Section 9.03(b).

                  "Independent Financial Expert" means a nationally recognized investment banking firm that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect financial interest in Motient or any of its Affiliates, that has not been and at the time it is called upon to give independent financial advice to Motient is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of Motient or any of its Affiliates, and that does not provide any advice or opinions to Motient or any of its Affiliates.

                  "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Contingent Obligation, time deposit or otherwise (but not including any demand deposit).

                  "Lender" means each Lender listed on the signature pages hereof or which shall become a lender pursuant to the terms hereof.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing.

                  "Loan" means each loan made by the Lenders from time to time pursuant to this Agreement.

                  "Loan Documents" means this Agreement, the Security Agreement, the Parent Guarantor Note Subordination Agreement and the Pledge Agreements, and all agreements, instruments and documents executed and delivered in connection herewith and therewith, each as amended, supplemented, waived or otherwise modified from time to time.

                  "Material Adverse Effect" means a material adverse change in, or a material adverse effect upon, any of the operations, business, properties, condition (financial or otherwise) or liabilities of the Borrower, the Parent Guarantors and their Subsidiaries, taken as a whole, including a material adverse effect on:

                  (a) the ability of any of the Borrower, the Parent Guarantors or their Subsidiaries to perform its obligations under any Loan Document to which it is a party in such document's entirety or with respect to any material provision thereof;

                  (b) the validity or enforceability of any Loan Document in its entirety or with respect to any material provision thereof (including, in the case of the Security Agreement, any Lien in favor of the Secured Parties thereunder);

                  (c) any material rights and remedies of any Lender under any Loan Document to which such Lender is a party or an intended beneficiary; and

                  (d) the timely payment of the principal of or interest on any Loan or other amounts payable in connection therewith;

provided none of the following shall, in and of itself, be deemed to constitute a Material Adverse Effect: (x) any change attributable to or arising from general economic conditions, (y) any change that generally affects the industries in which the Borrower and the Parent Guarantors operate and that is not specifically related to, and does not have a materially disproportionate effect (relative to other industry participants, on the Borrower or any Parent Guarantor and (z) the chapter 11 Reorganization under the United States Bankruptcy Code of Motient, Holdings, Borrower and Services, and the events and conditions directly related thereto; provided further that any change or effect not constituting a Material Adverse Effect by virtue of the preceding proviso to this definition may, notwithstanding such proviso, otherwise constitute an Event of Default.

                  "Maturity Date" means, with respect to each Loan hereunder, the third anniversary of the date such Loan was extended.

                  "Motient" has the meaning set forth in the introductory paragraph hereto.

                  "Motient Common Stock" has the meaning set forth in Section 2.06(b).

                  "Motient Corporation Share Pledge Agreement" means the agreement dated as of the Closing Date herewith between Motient and the Collateral Agent.

                  "Motient Holdings Share Pledge Agreement" means the agreement dated as of the Closing Date herewith between Holdings and the Collateral Agent.

                  "Net Cash Proceeds" means the net cash proceeds (net of underwriting discounts and commissions, placement and similar fees to brokers, agents and investment bankers) of any issuance of equity securities less any out-of-pocket costs and expenses (excluding administrative expenses and overhead) reasonably incurred by such Person in respect of such issuance.

                  "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

                  "Notice of Lien" means any "notice of lien" or similar document intended to be filed or recorded with any court, registry, recorder's office, central filing office or Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

                  "Obligations" means all Loans, and other Indebtedness, advances, debts, liabilities, and obligations, owing by the Borrower to any Lender or any other Person required to be indemnified under any Loan Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement, under any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

                  "Parent Guarantor Note" means the promissory note dated August 3, 1999 by Motient Holdings Inc. (formerly known as AMSC Acquisition Company, Inc.) in favor of Motient Corporation (formerly known as American Mobile Satellite Corporation) in the face amount of $8,000,000 and (b) the promissory note dated September 28, 1999 by Motient Holdings Inc. (formerly known as AMSC Acquisition Company, Inc.) in favor of Motient Corporation (formerly known as American Mobile Satellite Corporation) in the face amount of $6,000,000, and in each case subject to the Parent Guarantor Note Subordination Agreement.

                  "Parent Guarantor Note Subordination Agreement" means the subordination agreement among the Parent Guarantors and the Lenders with respect to Indebtedness under the Parent Guarantor Notes, substantially in the form of Exhibit F.

                  "Parent Guarantors" has the meaning set forth in the introductory paragraph hereto.

                  "Permitted Liens" has the meaning set forth in Section 5.15.

                  "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including any Governmental Authority or an agency or instrumentality thereof.

                  "Pledge Agreements" means, collectively, the Motient Corporation Share Pledge Agreement and the Motient Holdings Share Pledge Agreement, substantially in the form of Exhibit E.

                  "Qualified Equity Issuance" means the issuance of any equity securities by Motient or any of its Subsidiaries (other than equity securities
(t) issued pursuant to any stock option, stock purchase or other plan intended to benefit or compensate the officers, directors or employees of Motient or any of its Subsidiaries, (u) issued to Motient or any of its Subsidiaries (v) issued upon the exercise of any Existing Warrant, (w) issued to the Lenders as contemplated by any Loan Document, (x) issued to financial institutions, financial syndicates or lessors in connection with bona fide commercial credit arrangements, equipment financings, or similar transactions for primarily other than equity financing purposes, (y) issued in connection with a strategic alliance or similar commercial arrangement or similar transactions for primarily other than equity financing purposes, and (z) issued in connection with an acquisition of another Person by Motient or any of its Subsidiaries by merger or purchase of all or substantially all of the capital stock of such Person or purchase of all or substantially all of the assets of such Person) where the Net Cash Proceeds to the issuer of such securities exceeds fifteen million Dollars ($15,000,000). The description of any transaction as falling within the above definition does not affect any limitation on such transaction imposed by Article 5 of this Agreement.

                  "Rate Contracts" means interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates; provided that such agreements or arrangements are documented under master netting agreements.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Repayment Account" means account number 417-500409365 at the Chase Manhattan Bank or such other account as the Administrative Agent shall from time to time designate.

                  "Repayment Date" means the date that each of the Loans, together with all accrued interest thereon and any fees or other amounts due any Lender hereunder or under any other Loan Document, are irrevocably repaid in full.

                  "Required Lenders" means, at any time, Lenders having outstanding Loans and unused Commitments representing at least 66?% of the sum of the total outstanding Loans and unused Commitments at such time.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "Responsible Officer" means, with respect to any Person, the Chief Executive Officer, the President or a duly authorized Vice President or, with respect to financial matters, the Chief Financial Officer or the Treasurer, of such Person.

                  "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Parent Guarantors, the Borrower or any of their Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Parent Guarantors, the Borrower or any of their Subsidiaries or any option, warrant or other right to acquire any such shares of capital stock of the Parent Guarantors, the Borrower or any of their Subsidiaries; provided, however, that the following shall not be considered a Restricted Payment: (i) any Qualified Equity Issuance approved by the Lenders,
(ii) any warrants (or the issuance of Motient Common Stock upon the exercise of such warrants) issued by Motient to a Lender to purchase shares of common stock of Motient (as such warrants are described in Section 2.06(b) hereof), (iii) any Existing Warrant (and the issuance of Motient Common Stock upon the exercise thereof) or (iv) any dividend or distribution approved by the Lenders.

                  "Secured Parties" means the Lenders.

                  "Security Agreement" means the Security Agreement dated as of even date herewith between the Borrower and the Collateral Agent, substantially in the form of Exhibit D.

                  "Service Revenue" shall mean, for any period, gross revenues from services, including but not limited to, data service, consulting fees, and extended warranty fees, but "Service Revenue" shall exclude revenues derived from sales of equipment or lease proceeds.

                  "Services" means Motient Services Inc.,a Delaware corporation.

                  "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

                  "Termination Date" means December 31, 2003, or if such date is not a Business Day, the next succeeding Business Day.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York.

                  "United States" means the United States of America, including the States thereof and the District of Columbia, but excluding its territories and possessions.

                  "Vendor Financing Indebtedness" means Indebtedness incurred by the Borrower, the proceeds of which are used solely to acquire equipment or inventory.

Section 1.02.     Construction.

                  (a) Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by Motient's independent public accountants) with the most recent audited consolidated or combined financial statements of Motient and its Consolidated Subsidiaries, delivered to the Lenders.

                  (b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

                  (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

                  (d) Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

                                    ARTICLE 2
                                   THE CREDITS

Section 2.01. Commitments. During the Availability Period, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrower from time to time in an aggregate principal amount not to exceed such Lender's Commitment, and in an aggregate principal amount for all Lenders not to exceed twelve million five hundred thousand Dollars ($12,500,000). The Commitments are not revolving in nature and amounts repaid or prepaid may not be reborrowed.

Section 2.02.     Loans and Borrowings.

                  (a) Obligations of Lenders. Each Loan shall be made as part of a Borrowing consisting of Loans made by Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required herein.

                  (b) Borrowing Amounts. Each Borrowing shall be in the aggregate principal amount of five hundred thousand Dollars ($500,000) or any larger multiple of five hundred thousand Dollars ($500,000), provided, that no single Borrowing may exceed one million five hundred thousand Dollars ($1,500,000).

Section 2.03.     Requests for Borrowing.

                  (a) The Borrower shall give the Administrative Agent irrevocable telephonic notice, confirmed immediately by telecopy (a "Borrowing Request"), not later than 10:30 A.M. (New York City time) on the first Business Day of any calendar month during the Availability Period during which a Borrowing is proposed, and no more than one Borrowing may be requested during any single calendar month:

                  (i) specifying the proposed date of such Borrowing, which shall be a Business Day;

                  (ii) stating the aggregate amount of such Borrowing; and

                  (iii) certifying that the Boards of Directors of the Borrower and each of the Parent Guarantors have specifically approved the proposed Borrowing and the guaranty of the repayment thereof.

The Borrower may submit its initial Borrowing Request concurrently with the closing hereunder.

                  (b) Promptly following the receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  (c) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 5:00 PM, New York City time, to the Disbursement Account; provided, however, that the failure by any one Lender to fund its ratable share of any Borrowing shall not increase the amount that any other Lender is obligated to fund for any Borrowing hereunder. The Administrative Agent will make each Loan available to the Borrower by promptly crediting the amounts so received, in like finds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request.

                  (d) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (c) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender agrees to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. In the event that the Lender has not made its share of the applicable Borrowing available to the Administrative Agent within 30 days, then such amount, together with interest thereon at the Federal Funds Effective Rate, shall be payable by the Borrower upon demand from the Administrative Agent.

Section 2.04.     Notes.

                  (a) The Loans of each Lender shall each be evidenced by a single Note payable to the order of such Lender. Each reference in this Agreement to the "Note" of a Lender shall be deemed to refer to and include the Notes of such Lender described in this Section, as the context may require.

                  (b) Each Lender may, by notice to the Borrower, request that each of its Loans made to the Borrower hereunder be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loan. Each Note shall be substantially in the form of Exhibit A hereto with appropriate modifications, if applicable, to reflect the fact that it evidences a separate Loan.

                  (c) Each Lender may record the date and amount of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto on the Note received by such Lender pursuant to
Section 3.01(a), and may, if such Lender so elects in connection with any transfer or enforcement of any of its Notes, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each Loan then outstanding thereunder; provided that the failure of any Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of its Notes a continuation of any such schedule as and when required.

Section 2.05. Maturity of Loans. Each Loan (together with accrued interest thereon) shall be due and payable in full on such Loan's Maturity Date.

Section 2.06.     Interest; Fees.

                  (a) Each Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due and payable, at a rate per annum equal to twelve percent (12%). Interest shall accrue during the term of each such Loan and shall be compounded annually on each anniversary of the making of such Loan, and shall accrue interest hereunder on principal until paid. Accrued interest on Loans shall be payable upon the earlier of (i) the Maturity Date of such Loan and (ii) such other date that such Loan's principal is prepaid (on the amount so repaid or prepaid). Any overdue principal of or interest on any Loan shall bear interest, payable on demand, for each day until paid in full at a rate per annum equal to fourteen percent (14%) per annum.

                  (b) On the Closing Date, the Borrower shall pay to the Administrative Agent for the account of the Lenders (for distribution to each Lender ratably in proportion to its Commitment) a commitment fee of two hundred fifty thousand Dollars ($250,000) and a closing fee of two hundred fifty thousand Dollars ($250,000). On the Closing Date, as additional compensation for the Commitments made by the Lenders hereunder, Motient shall issue to each Lender, a warrant to purchase shares of common stock of Motient ("Motient Common Stock") substantially in the form of Exhibit B hereto. The exercise price for such warrants shall be one Dollar and six cents ($1.06). The aggregate number of shares of Motient Common Stock underlying such warrants shall be three million one hundred and twenty five thousand (3,125,000) and the number of shares of Motient Common Stock underlying each Lender's warrant shall be determined ratably in proportion to each Lender's Commitments.

                  (c) On the Termination Date, the Borrower shall pay to the Administrative Agent for the account of the Lenders (for distribution to each Lender ratably in proportion to its Commitment), a commitment fee equal to a per annum rate of .0125 (for the actual number of days elapsed) multiplied by the average daily undrawn amount of aggregate Commitments of the Lenders during the period from the Closing Date to the Termination Date.

                  (d) The Borrower agrees to pay to the Administrative Agent, for its own account, fees in the amount of $15,000 per annum, payable in advance on the Closing Date and on each anniversary thereof.

                  (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, as applicable, to the Lenders. Fees paid shall not be refundable under any circumstances.

Section 2.07. Mandatory Termination; Optional Termination or Reduction of Commitments.

                  (a) All Commitments shall terminate on the Termination Date.

                  (b) During the Availability Period, the Borrower may, upon at least three Business Days' notice to the Administrative Agent, (i) terminate the Commitments in their entirety and this Agreement at any time, if no Loans are outstanding at such time, or (ii) ratably reduce from time to time by an aggregate amount of $1,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans. Promptly following the receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable and any termination or reduction of the Commitments shall be permanent. Each reduction of Commitments pursuant to this Section 2.07(b) shall be applied ratably to the respective Commitments of the Lenders. If the Borrower terminates all of the Commitments and this Agreement, the Lenders shall, to the extent that all obligations owing to the Lenders have been fully satisfied, and no Lender has any further obligation hereunder or under any Loan Document, execute such documents, agreements, and filings as the Borrower may reasonably request in order to terminate all liens and security interests relating to the Collateral, and shall take such other action as the Borrower may reasonably request to evidence the termination of all obligations under this Agreement, the Security Agreement, the Pledge Agreements, and any other related or ancillary agreement or document.

Section 2.08. Optional Prepayments. The Borrower may, upon at least one (1) Business Day's notice to the Administrative Agent, prepay any Borrowing in whole or in part at any time, or from time to time in part in amounts aggregating five hundred thousand Dollars ($500,000) or any larger multiple of five hundred thousand Dollars ($500,000), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be repaid and each such prepayment shall further be made in accordance with Section 2.10. Promptly following the receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each such optional prepayment shall be applied to the Borrowings in the inverse order of their maturity.

Section 2.09. Mandatory Prepayments Upon Equity Issuance. In the event that there occurs (a) a Qualified Equity Issuance, the Borrower shall, within two (2) Business Days after the consummation of such Qualified Equity Issuance, prepay the Loans in an amount equal to the lesser of (i) twenty-five percent (25%) of the Net Cash Proceeds in excess of fifteen million Dollars ($15,000,000) from such Qualified Equity Issuance and (ii) the aggregate amount outstanding under the Loans at the time of the consummation of such Qualified Equity Issuance or
(b) a disposition of assets by the Borrower or a Parent Guarantor other than as permitted pursuant to Section 5.16, the Borrower shall, within two (2) Business Days of such disposition, prepay Loans in an aggregate principal amount equal to one hundred percent (100%) of the value received for such assets disposed of.

Section 2.10. General Provisions as to Payments. The Borrower shall make each payment or prepayment of principal of, and interest on, the Loans, and of fees hereunder, not later than 12:00 noon (New York City time) on the date when such payment is due, or such optional prepayment is scheduled to be made, in Federal or other funds immediately available, without set-off or counterclaim, to the Administrative Agent for the account of each Lender by wire transfer to the Repayment Account. The Administrative Agent shall distribute any such payments received by it for the account of the Lenders pro rata in accordance with the Commitments of the Lenders promptly following the receipt thereof. Whenever any prepayment or payment of principal of, or interest on, the Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. Each payment or prepayment of principal or other amount specified herein shall be applied ratably to the Loans included in such repaid or prepaid Borrowing.

Section 2.11. Computation of Interest and Fees. Interest and commitment fees hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                    ARTICLE 3
                                   CONDITIONS

Section 3.01. Conditions to Closing. The obligations of the Lenders hereto as set forth herein, shall not become effective until the date on which each of the following conditions is satisfied (the "Closing Date"):

                  (a) the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Lenders and (other than the Notes) in sufficient copies for each Lender:

                           (i) from each party hereto, a counterpart of this
                  Agreement signed on behalf of such party;

                           (ii) a duly executed Note for the account of each
                  Lender dated the Closing Date complying with the provisions of
                  Section 2.04;

                           (iii) the Security Agreement duly executed by the
                  Borrower;

                           (iv) the Pledge Agreements duly executed by Motient
                  and Holdings, as applicable;

                           (v) the Parent Guarantor Note Subordination Agreement
                  duly executed by each Parent Guarantor;

                           (vi) the articles and certificate of incorporation of
                  each of the Borrower and the Parent Guarantors as in effect on the Closing Date, certified by the Secretary of State or equivalent official of the jurisdiction of incorporation of such person as of a recent date and by the Secretary or Assistant Secretary of such Person as of the Closing Date, and the bylaws of such Person as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Person as of the Closing Date;

                           (vii) a good standing certificate for each of the
                  Borrower and the Parent Guarantors from the Secretary of State of its state of incorporation and each state where such Person is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by telex or telecopy, dated the Closing Date;

                           (viii) copies of the resolutions of the board of
                  directors of: (x) the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to be delivered by it and authorizing the borrowing and repayment of the Loans from time to time pursuant to this Agreement, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Borrower, and (y) each of the Parent Guarantors approving and authorizing the execution, delivery and performance by such Person of each Loan Document to be delivered by it, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person;

                           (ix) a certificate of the Secretary or an Assistant
                  Secretary of the Borrower and each of the Parent Guarantors, certifying the names and true signatures of its officers authorized to execute, deliver and perform, as applicable, all Loan Documents to be delivered by it hereunder;

                           (x) a certificate signed by a Responsible Officer of
                  the Borrower, dated as of the Closing Date, stating that the conditions set forth in Sections 3.01(b) and 3.01(c) are satisfied as of such date;

                           (xi) written advice relating to such Lien and
                  judgment searches as Lenders shall have requested of the Borrower, and such termination statements or other documents as may be necessary to release any Lien in favor of any third party not otherwise permitted by Section 5.15;

                           (xii) evidence (A) that all filings, recordations,
                  registrations and other actions necessary or, in the opinion of the Lenders, desirable to perfect and protect a first priority (except for Permitted Liens arising by operation of law) security interest in and Lien on the Collateral in favor of the Lenders have been duly effected or taken; (B) that each Lien created by the Security Agreement and the Pledge Agreements in the Collateral constitutes a perfected Lien on or in all right, title, estate and interest of the Borrower in such Collateral prior and superior to all Liens other than Permitted Liens arising by operation of law; and (C) that all necessary and appropriate consents to the creation and perfection of such Liens will have been obtained;

                           (xiii) an opinion of Thomas J. Portman, associate
                  counsel to the Borrower, substantially in the form of Exhibit C hereto;

                           (xiv) a copy of the financial statements of Motient
                  and its Consolidated Subsidiaries referred to in Section 4.09(a) and (b), certified by a Responsible Officer of Motient;

                  (b) all costs, accrued and unpaid fees and expenses (including the commitment fees and legal fees and expenses) to the extent then due and payable on the Closing Date by the Borrower hereunder shall have been paid;

                  (c) all approvals, licenses, authorizations, consents, filings and registrations of or with all Governmental Authorities and other Persons which shall be necessary in connection with the execution, delivery, performance and validity of this Agreement, the Notes, the Security Agreement and the Pledge Agreements and the warrants to be issued pursuant to Section 2.06, and the transactions contemplated hereby and thereby shall have been obtained; and

                  (d) the matters referred to on Schedule 4.13 under "Motorola Default; Related Issues and Possible HP Default" and on Schedule 4.06 generally, shall have been resolved or addressed, in a manner reasonably satisfactory to the Required Lenders.

Section 3.02. Conditions to Each Loan. The obligation of each Lender to make each Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                  (a) receipt by the Administrative Agent of a Borrowing Request as required by Section 2.03(a);

                  (b) immediately after giving effect to such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

                  (c) immediately before and after giving effect to such Borrowing, no Default shall have occurred and be continuing; and

                  (d) immediately before and after giving effect to such Borrowing, the representations and warranties of the Borrower and the Parent Guarantors contained in the Loan Documents shall be true in all material respects on and as of the date of such Borrowing, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall be true in all material respects as of such specified date.

The delivery of each Borrowing Request hereunder shall be deemed to be a representation and warranty by the Borrower and the Parent Guarantors on the date of delivery of such Borrowing Request and on the date of such Borrowing that the facts specified in clauses (b) through (d) of this Section 3.02 are true and correct.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

                  Each of the Borrower and the Parent Guarantors represents and warrants that, as of the Closing Date:

Section 4.01. Corporate Existence and Power. Each of the Borrower and the Parent Guarantors, and each of their Subsidiaries, respectively (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has the power and authority and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted; (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and (d) is in compliance with all Requirements of Law except, in the case of clauses (c) and (d), where the failure to be so qualified or in compliance could not reasonably be expected to have a Material Adverse Effect. Section 4.02. ...Corporate Authorization; No
Contravention. The execution, delivery and performance by each of the Borrower and the Parent Guarantors of any Loan Document to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) contravene the terms of such Person's certificate of incorporation, bylaws or other organization document; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which such Person is a party; or (c) violate any Requirement of Law.

Section 4.03. Government Approvals. All material Government Approvals heretofore required to be obtained have been duly obtained, were validly issued, are in full force and effect, are not subject to appeal and are held in the name of, or for the benefit of, the appropriate Persons. There has not occurred any event that would make unlikely the delivery or issuance as anticipated of, and when and as needed all such Government Approvals. No such Government Approval already obtained is subject to any restriction, condition, limitation or other provision that would have a Material Adverse Effect. No other material consent, approval or authorization of, or declaration or filing with, any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Loan Document.

Section 4.04. Binding Effect. This Agreement and each other Loan Document to which the Borrower or the Parent Guarantors is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

Section 4.05. Litigation. Except for matters arising after the date hereof which could not reasonably be expected to have a Material Adverse Effect, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Parent Guarantors or the Borrower, threatened or contemplated at law, in equity, in arbitration or before any Governmental Authority, against the Parent Guarantors or any of their Subsidiaries or any of their respective properties which: (a) purport to affect or pertain to this Agreement, or any Loan Document, or any of the transactions contemplated hereby or thereby; or (b) if determined adversely to the Parent Guarantors or any of their Subsidiaries, could have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

Section 4.06. No Default. Except as set forth in Schedule 4.06, no Default or Event of Default exists or would result from the incurring of Obligations by the Parent Guarantors or any of their Subsidiaries under any Loan Document. Neither the Parent Guarantors nor any of their Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could have a Material Adverse Effect.

Section 4.07. Title to Property. Each of the Parent Guarantors and the Borrower has good record and marketable title in fee simple to or valid leasehold interests in all real property used in its business, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. Such real property is free and clear of all Liens or rights of others, except Permitted Liens.

Section 4.08. Taxes. Each of the Parent Guarantors and the Borrower and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no Notice of Lien has been filed or recorded. There is no proposed tax assessment against the Parent Guarantors or any of their Subsidiaries which would, if the assessment were made, have a Material Adverse Effect.

Section 4.09.     Financial Condition.

                  (a) Except as set forth on Schedule 4.09, the audited consolidated statements of financial position of Motient and its Consolidated Subsidiaries dated December 31, 2001, and the related consolidated statements of loss, stockholders' equity and cash flows for the fiscal year ended on that date: (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein, (ii) fairly present, in all material respects, the financial condition of Motient and its Consolidated Subsidiaries as of the date thereof and results of operations and cash flows for the period covered thereby and (iii) show all material Indebtedness and other liabilities, direct or contingent, of Motient and its Consolidated Subsidiaries as of the date thereof (including liabilities for taxes and material commitments).

                  (b) Except as set forth on Schedule 4.09, the unaudited summary consolidated condensed balance sheet of Motient and its Consolidated Subsidiaries as of September 30, 2002, together with the related summary condensed statement of operations data for the nine (9) months then ended fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in subsection (a) above, the consolidated financial position of Motient and its Consolidated Subsidiaries as of such date, based on the assumptions set forth therein. As of such date and the Closing Date, Motient and its Consolidated Subsidiaries had and have no material liabilities, contingent or otherwise, which are not properly reflected on such balance sheet (including liabilities for taxes and material commitments).

Section 4.10. Regulated Entities. None of the Parent Guarantors, any Person controlling any of the Parent Guarantors, or any Subsidiary thereof, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

Section 4.11. Subsidiaries. As of the Closing Date, the Borrower does not have any Subsidiaries and has no equity investments in any other corporation or entity.

Section 4.12. Insurance. The properties of the Borrower are insured in accordance with Section 5.06 hereof with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as is customarily carried on by companies engaged in similar businesses and owning similar properties in localities where the Borrower operates and all such insurance policies are in full force and effect and all premiums due and payable as of the date hereof have been paid.

Section 4.13. Business. Except as disclosed on Schedule 4.13, since May 1, 2002 there has been no Material Adverse Effect, and neither the business nor the properties of the Borrower are or have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) which has had, or would reasonably be expected to have, a Material Adverse Effect.

Section 4.14. Collateral; Property. All contracts and all property now owned by the Borrower are held by it free and clear of all Liens other than Permitted Liens. The Borrower has good, marketable and valid title in and to all of the Collateral now owned by it, in each case free and clear of all Liens other than Permitted Liens.

Section 4.15. Security Agreement. The Security Agreement creates in favor of the Lenders, for the equal and ratable (except as expressly provided therein) benefit of the Secured Parties, legal, valid and enforceable Liens on or in all of the Collateral to the extent that such Liens may legally be given and be effective and enforceable. All filings, recordations, registrations and other actions necessary to perfect such Liens have been duly effected, and, to the extent that such Liens may legally be given and be effective and enforceable, each Lien created by the Security Agreement constitutes a perfected Lien on or in all right, title, estate and interest of the Borrower in the Collateral covered thereby, prior and superior to all other Liens except Permitted Liens arising by operation of law, and all necessary and appropriate consents to the creation and perfection of such Liens have been obtained.

Section 4.16. Disclosure. The information furnished in writing at or prior to the Closing Date by the Parent Guarantors or the Borrower to any Lender in connection with this Agreement and the transactions contemplated hereby is true, complete and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified and is not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading in light of the circumstances under which such information was made. There is no fact known to the Parent Guarantors or the Borrower on the date as of which this representation and warranty is made that has not been disclosed in writing to the Lenders which could reasonably be expected to have a Material Adverse Effect.

                                    ARTICLE 5
                                    COVENANTS

                  Each of the Borrower and the Parent Guarantors agrees that, so long as any Lender has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

Section 5.01. Information. The Borrower will deliver to the Administrative Agent with sufficient copies for each of the Lenders:

                  (a) as soon as available, but not later than ninety (90) days after the end of each fiscal year of Motient and its Consolidated Subsidiaries, commencing with the fiscal year ending December 31, 2002, a copy of the audited consolidated balance sheets of Motient and its Consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, and accompanied by the opinion of Motient's independent public accounting firm (subject, in the case of such balance sheets and statements of income, stockholders' equity and cash flows for the period ending December 31, 2002, to the accounting matters set forth on Schedule 4.09) which report shall state that such consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years; and

                  (b) as soon as available, but not later than forty-five (45) days after the end of each of the first three fiscal quarters of each year, commencing with the first such fiscal quarter to end after the date hereof, a copy of the unaudited consolidated balance sheets of Motient and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income, stockholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by an appropriate Responsible Officer (subject, in the case of such balance sheets and statements of income, stockholders' equity and cash flows for the period ending September 30, 2002, to the accounting matters set forth on Schedule 4.09) as fairly presenting, in all material respects, in accordance with GAAP (except for the absence of footnote disclosure), the financial position and the results of operations of Motient and its Consolidated Subsidiaries; and

                  (c) as soon as available, but not later than twenty-five (25) days after the end of each month, commencing with the month ended October 31, 2002, a copy of the unaudited consolidated balance sheets of Motient and its Consolidated Subsidiaries as of the end of such month and the related consolidated statements of income and cash flows for the period commencing on the first day and ending on the last day of such month, and certified by an appropriate Responsible Officer (subject, in the case of such balance sheets and statements of income, stockholders' equity and cash flows for the period ending January 31, 2003, February 28, 2003 and March 31, 2003, to the accounting matters set forth on Schedule 4.09) as fairly presenting, in all material respects, in accordance with GAAP (except for the absence of footnote disclosure), the financial position and the results of operations of Motient and its Consolidated Subsidiaries.

Section 5.02. Certificates; Other Information. The Borrower will deliver to the Administrative Agent with sufficient copies for each of the Lenders:

                  (a) concurrently with the delivery of the financial statements referred to in Section 5.01(a) above, a certificate of a Responsible Officer of the Borrower (i) stating that the Borrower, during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement to be observed, performed or satisfied by it, and that no Default or Event of Default has occurred except as specified in such certificate and (ii) when applicable, showing in detail the calculations supporting such statement in respect of Article 5;

                  (b) promptly after the same are filed, copies of all financial statements and annual, quarterly and current reports which Motient may make to, or file with, the Securities and Exchange Commission or similar Governmental Authorities; and

                  (c) promptly, such additional financial and other information as the Lenders may from time to time reasonably request.

Section 5.03. Notices. The Borrower shall promptly notify the Administrative Agent and the Lenders in writing of:

                  (a) the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that could reasonably be expected to become a Default or Event of Default;

                  (b) any (i) breach or non-performance of, or any default under any Contractual Obligation which could reasonably be expected to result in a Material Adverse Effect; or (ii) dispute, litigation, investigation, proceeding or suspension which may exist at any time between any of the Borrower or the Parent Guarantors and any Governmental Authority and which, if determined adversely to such Person, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the commencement of, or any material development in, any litigation or proceeding affecting any of the Borrower or the Parent Guarantors (i) in which the amount of damages claimed is Five Million Dollars ($5,000,000) (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, could have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of any Loan Document or the operations of the Borrower or the Parent Guarantors;

                  (d) any other litigation or proceeding affecting the Borrower or the Parent Guarantors which Motient would be required to report to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, within four (4) days after reporting the same to the Securities and Exchange Commission;

                  (e) any Material Adverse Effect subsequent to the date of the most recent audited financial statements of Motient delivered to the Lenders pursuant to Section 5.01(a);

                  (f) any material change in accounting policies or financial reporting practices;

                  (g) any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Borrower or the Parent Guarantors;

                  (h) the delivery of, or receipt of, any notice of (i) a material reduction in coverage of any insurance required to be maintained by Section 5.06 or otherwise procured by the Borrower covering loss or damage to any material property of the Borrower (other than a reduction in coverage or amount resulting from a payment thereunder) or (ii) the cancellation or non-renewal of any such insurance policy.

Each notice pursuant to this Section shall be delivered promptly after a Responsible Officer becomes aware of the subject matter of such notice and shall be accompanied by a written statement by a Responsible Officer of the Borrower setting forth details and effective date of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

Section 5.04. Conduct of Business; Preservation of Corporate Existence. Each of the Parent Guarantors and the Borrower shall: (a) engage in business of the same general type as now conducted by such Person; (b) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its State or jurisdiction of incorporation; (c) preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business; (d) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others having business relations with it; and (e) preserve or renew all of its registered trademarks, trade names and service marks, the non-preservation of which could have a Material Adverse Effect.

Section 5.05. Maintenance of Property. Each of the Parent Guarantors and the Borrower shall maintain and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted.

Section 5.06. Maintenance of Insurance. The Borrower shall maintain in full force and effect at all times on and after the date hereof property insurance with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower operates.

Section 5.07. Payment of Obligations. Each of the Parent Guarantors and the Borrower shall pay and discharge as the same shall become due and payable, all its obligations and liabilities, including: (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by such Person;
(b) all lawful claims which, if unpaid, might by law become a Lien upon its property (excluding claims being contested in good faith by the Borrower or the Parent Guarantors, and for which adequate reserves have been made or as to which the corresponding liens have been bonded); and (c) all Indebtedness as and when due and payable but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

Section 5.08. Compliance with Laws. Each of the Parent Guarantors and the Borrower shall comply in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business, except
(i) such as may be contested in good faith or as to which a bona fide dispute may exist and (ii) where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 5.09. Inspection of Property and Books and Records. Each of the Parent Guarantors and the Borrower shall maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Parent Guarantors and the Borrower. Each of the Parent Guarantors and the Borrower will permit representatives of any Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, employees and independent public accountants at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Parent Guarantors or the Borrower, as the case may be.

Section 5.10. Use of Proceeds. The Borrower shall use the proceeds of the Loans for general corporate purposes, including without limitation financing of working capital, capital expenditures and improvements. No portion of the Loans will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U or any other purpose that entails a violation of any of the regulations of the Board of Governors of the Federal Reserve System of the United States of America. No proceeds of any Loans will be used to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

Section 5.11. Security Agreement and the Pledge Agreements. The Borrower shall at all times ensure that (i) the Security Agreement and the Pledge Agreements create in favor of the Secured Parties, legal, valid and enforceable Liens on or in all Collateral covered thereby; (ii) all filings, recordations, registrations and other actions necessary or desirable to perfect the Liens created or purported to be created by the Security Agreement and the Pledge Agreements have been duly effected; (iii) each Lien created by the Security Agreement and the Pledge Agreements constitutes a perfected Lien on or in all right, title, estate and interest of the Borrower, as applicable, in the Collateral, prior and superior to all Liens other than Permitted Liens arising by operation of law; and (iv) all necessary and appropriate consents to the creation and perfection of the Liens created or purported to be created by the Security Agreement and the Pledge Agreements have been obtained.

Section 5.12. No Subsidiaries. The Borrower shall not have any Subsidiaries or equity investments in any other corporation or entity.

Section 5.13. Government Approvals. The Borrower shall comply with the terms of and maintain in full force and effect all licenses and other Government Approvals which are necessary under applicable laws and regulations in connection with the Borrower's business. No such Government Approval shall be subject to any restriction, condition, limitation or other provision that would have a Material Adverse Effect.

Section 5.14.     Further Assurances.

                  (a) Each of the Borrower and the Parent Guarantors shall certify that all written information, exhibits and reports furnished to the Lenders do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.

                  (b) Promptly upon written request by the Administrative Agent or the Lenders, the Borrower shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent or the Lenders may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by the Security Agreement and the Pledge Agreements any of the properties, rights or interests covered thereby, (iii) to perfect and maintain the validity, effectiveness and priority of the Security Agreement and the Pledge Agreements and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other instrument executed in connection therewith.

Section 5.15. Limitation on Liens. Neither the Parent Guarantors nor the Borrower shall make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or offer or agree to do so or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, other than the following ("Permitted Liens"):

                  (a) any Lien existing on the date hereof securing Indebtedness existing on the date hereof and identified on Schedule 5.15;

                  (b) any Lien in favor of the Lenders created under any Loan Document;

                  (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 5.07, provided that no Notice of Lien has been filed or recorded;

                  (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which do not secure Indebtedness and are not delinquent or remain payable without penalty;

                  (e) Liens (other than any Lien imposed by ERISA) on the property of Borrower incurred, or pledges or deposits required, in connection with workmen's compensation, unemployment insurance and other social security legislation;

                  (f) Liens on the property of any of the Parent Guarantors or the Borrower securing (i) the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, and
         (ii) obligations on surety and appeal bonds, and (iii) other obligations of a like nature incurred in the ordinary course of business which do not secure Indebtedness, provided that all such Liens in the aggregate could not cause a Material Adverse Effect;

                  (g) easements, rights-of-way, zoning, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Borrower and the Parent Guarantors;

                  (h) Liens on any asset which is the subject of a capital lease securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that (x) such Lien attaches concurrently with or within thirty (30) days after the acquisition thereof, and (y) the sum of the aggregate principal amount of such Indebtedness secured by such Liens shall not exceed five million Dollars ($5,000,000);

                  (i) Liens on contract rights under subscriber equipment leases sold, pledged or otherwise transferred pursuant to any bona fide financing of such leases;

                  (j) Liens to secure Vendor Financing Indebtedness permitted by
         Section 5.21(g) provided that such Liens cover only the assets acquired with such Vendor Financing Indebtedness; and

                  (k) Liens securing other Indebtedness that, together with the aggregate amount of Indebtedness secured by Liens described under clauses (a), (h), (i) or (j) (other than the Lien, if any, securing Indebtedness described in clause (h) of Section 5.21), shall not at any time exceed ten million Dollars ($10,000,000) in the aggregate.

Section 5.16. Disposition of Assets, Consolidations and Mergers. None of the Parent Guarantors and the Borrower shall (i) sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any of its assets, business or property (including accounts and notes receivable (with or without recourse) and equipment sale-leaseback transactions) or (ii) merge or consolidate with any other Person, or enter into any agreement to do any of the foregoing described in clauses (i) or (ii) except for the following; provided that immediately after giving effect to any of the following, no Default or Event of Default would otherwise exist:

                  (a) sales, transfers, or other dispositions of inventory, or used, worn-out or surplus property, or property of no further use to the Parent Guarantors or the Borrower, all in the ordinary course of business;

                  (b) sales, transfers, or other dispositions of equipment in the ordinary course of business to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

                  (c) sales, transfers, or other dispositions of communications services, capacity or equipment pursuant to the customer contracts providing for the sale of communications services, capacity or equipment in the ordinary course of business;

                  (d) sales, transfers or other dispositions pursuant to bona fide sale-leaseback financings in which the lease gives rise solely to Capital Lease Obligations; provided, however, that any such sales, transfers or other dispositions are not permitted with any assets of the communications network;

                  (e) sales, transfers, or other dispositions of assets in the ordinary course of business having a fair market value not exceeding five hundred thousand Dollars ($500,000) per item or one million Dollars ($1,000,000) in the aggregate in any fiscal year (excluding sales, transfers and dispositions theretofore approved in accordance with the terms hereof in such fiscal year);

                  (f) non-exclusive licenses of technology and other intangible assets;

                  (g) any Subsidiary of a Parent Guarantor may merge, consolidate or combine with or into, or transfer assets to the Borrower or a Parent Guarantor or any other Subsidiary of a Parent Guarantor; provided that with respect to any such transaction involving the Borrower, the Borrower shall be the continuing or surviving corporation;
                  (h) any Subsidiary of a Parent Guarantor may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise), to the Borrower; and

                  (i) the Borrower or any Subsidiary of the Borrower may merge, consolidate or combine with another entity if the Borrower or such Subsidiary, respectively, is the corporation surviving the merger.

Section 5.17. Employee Contracts and Arrangements. None of the Parent Guarantors and the Borrower shall enter into any employment contracts or arrangements whose terms, including salaries, benefits and other compensation, are not normal and customary and commercially reasonable for companies of like size and circumstances.

Section 5.18. Transactions with Affiliates. The Borrower and Parent Guarantors will not, nor will they permit any of their Subsidiaries to, sell, lease or otherwise transfer any material property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other material transactions with, any of its Affiliates, except transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower, Parent Guarantor or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties; provided, that the foregoing shall not prohibit transactions between or amongst the Borrower or the Parent Guarantors, on one hand, and the Lenders or the Lenders' Affiliates or successors on the other hand, which are provided for or contemplated by this Agreement or any other Loan Document.

Section 5.19. Investments. None of the Parent Guarantors and the Borrower shall make or acquire any Investment in any Person other than:

                  (a) Cash Equivalents;

                  (b) Investments in Persons which are Subsidiaries of the Borrower or a Parent Guarantor on the date hereof; and

                  (c) any Investment not otherwise permitted by the foregoing clauses of this Section if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (c) does not exceed one million Dollars ($1,000,000).

Section 5.20. Accounting Changes. Other than as set forth on Schedule 4.09, Motient will not, and will not permit any Consolidated Subsidiary to, make any significant change in accounting treatment and reporting practices, except as required by GAAP, or change the fiscal year of Motient or any Consolidated Subsidiary.

Section 5.21. Limitation on Indebtedness. None of the Parent Guarantors and the Borrower shall create, incur, assume, guaranty, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except for:

                  (a) the Indebtedness created hereunder;

                  (b) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of the Parent Guarantors' or the Borrower's business, as the case may be, in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

                  (c) income taxes payable and deferred taxes;

                  (d) accrued expenses and deferred income;

                  (e) Contingent Obligations incurred in connection with any lease financing of mobile communications terminals, not exceeding one million five hundred thousand Dollars ($1,500,000) in the aggregate in principal amount;

                  (f) Indebtedness outstanding on the date hereof and identified on Schedule 5.21;

                  (g) Vendor Financing Indebtedness in an aggregate amount outstanding at any time not to exceed five million Dollars ($5,000,000);

                  (h) Any Indebtedness under the Master Lease Agreement No. 100911 dated as of May 4, 1990, between Compaq Financial Services Corporation and Motient Communications Corporation (such lease agreement originally executed by ARDIS Company and Tandem Computers Credit Corporation as Tandem Credit Lease Agreement No. 1232057), as in effect on the Closing Date, provided that no such Indebtedness shall be secured by a Lien in any assets other than the assets purchased with the proceeds of such Indebtedness and the amount or terms of such Indebtedness should not be amended without the consent of the Required Lenders; and

                  (i) any other Indebtedness incurred after the date hereof; provided that the aggregate outstanding principal amount of all such Indebtedness, together with all Indebtedness described in clauses (d),
         (e), (f) (other than the Parent Guarantor Note and the Indebtedness referred to in clause (h)) and (g), shall not at any time exceed ten million Dollars ($10,000,000).

Section 5.22. Restricted Payments. Unless the Lenders consent in writing, neither the Parent Guarantors or the Borrower will, nor will they permit their Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted payment, except that (A) the Parent Guarantors and the Borrower may declare and pay dividends with respect to their capital stock payable solely in additional shares of their respective common stock; (B) the Parent Guarantors and the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Parent Guarantors, the Borrower and their Subsidiaries; and (C) the Parent Guarantors and the Borrower may make Restricted Payments pursuant to and in accordance with the terms of any Existing Warrants; provided that no Default or Event of Default shall have occurred and be continuing immediately prior to, or shall result from, the making of such Restricted Payment.

                  Nothing herein shall be deemed to prohibit the payment of dividends by any Subsidiary of the Borrower or the Parent Guarantors to the Borrower, the Parent Guarantors or to any of their respective Subsidiaries.

Section 5.23. Service Revenue. The Parent Guarantors and the Borrower shall not suffer the aggregate amount of Service Revenue of Motient and its Consolidated Subsidiaries determined on the basis of a one (1) month period ending on any date set forth below to be less than the amount set forth below for such one month period:

                Date                               Amount (in $000s)
                ----                               -----------------
     January 31, 2003                                   $4,400
     February 28, 2003                                  $4,450
     March 31, 2003                                     $4,550
     April 30, 2003                                     $4,650
     May 31, 2003                                       $4,800
     June 30, 2003                                      $4,850
     July 31, 2003                                      $4,950
     August 31, 2003                                    $5,100
     September 30, 2003                                 $5,250
     October 31, 2003                                   $5,400
     November 30, 2003                                  $5,500
     December 31, 2003                                  $5,700

                  In addition, the Parent Guarantors and the Borrower shall not suffer the aggregate amount of Service Revenue of Motient and its Consolidated Subsidiaries determined on the basis of a three (3) month period ending on any date set forth below to be less than the amount set forth below for such three-month period:

     March 31, 2004                                     $17,500
     June 30, 2004                                      $19,000
     September 30, 2004                                 $20,000
     December 31, 2004                                  $22,000
     Every Quarter Thereafter                           $23,500

                  The Borrower and the Lenders shall mutually review in good faith such Service Revenue amounts on a quarterly basis and may adjust the minimum Service Revenue amounts set forth above upon mutual agreement. Notwithstanding the foregoing, to the extent that for any monthly period set forth above the actual amount of Service Revenue of Motient and its Consolidated Subsidiaries exceeds the dollar amount set forth above with respect to such monthly period (such excess amount being referred to herein as the "Service Revenue Surplus"), such Service Revenue Surplus may be carried over and counted towards satisfying the minimum Service Revenue targets in succeeding monthly periods within the same fiscal quarter in which such Service Revenue Surplus arose.

Section 5.24. ...EBITDA. The Parent Guarantors and the Borrower shall not suffer the aggregate consolidated amount of EBITDA of Motient and its Consolidated Subsidiaries determined for any one (1) month period ending on any date set forth below to be less than the amount set forth below for such one month period:

                Date                              Amount (in $000s)
                ----                              -----------------
     January 31, 2003                                  $(1,250)
     February 28, 2003                                 $(1,300)
     March 31, 2003                                    $(1,140)
     April 30, 2003                                     $(985)
     May 31, 2003                                       $(850)
     June 30, 2003                                      $(850)
     July 31, 2003                                      $(750)
     August 31, 2003                                    $(570)
     September 30, 2003                                 $(450)
     October 31, 2003                                   $(300)
     November 30, 2003                                  $(200)
     December 31, 2003                                   $(30)

                  In addition, the Parent Guarantors and the Borrower shall not suffer the aggregate amount of EBITDA of Motient and its Consolidated Subsidiaries determined on the basis of a three (3) month period ending on any date set forth below to be less than the amount set forth below for such three-month period:

     March 31, 2004                                      $400
     June 30, 2004                                      $1,500
     September 30, 2004                                 $2,600
     December 31, 2004                                  $4,100
     Every Quarter Thereafter                           $4,500

                  The Borrower and the Lenders shall mutually review in good faith such EBITDA amounts on a quarterly basis and may adjust the minimum EBITDA amounts set forth above upon mutual agreement. Notwithstanding the foregoing, to the extent that for any monthly period set forth above the actual amount of EBITDA of Motient and its Consolidated Subsidiaries exceeds the dollar amount set forth above with respect to such monthly period (such excess amount being referred to herein as the "EBITDA Surplus"), such EBITDA Surplus may be carried over and counted towards satisfying the minimum EBITDA targets in succeeding monthly periods within the same fiscal quarter in which such EBITDA Surplus arose.

Section 5.25. Free Cash Flow. The Parent Guarantors and the Borrower shall not suffer the aggregate consolidated amount of Free Cash Flow of Motient and its Consolidated Subsidiaries determined for any one (1) month period ending on any date set forth below to be less than the amount set forth below for such one month period ending on such date:

                Date                               Amount (in $000s)
                ----                              -----------------
     January 31, 2003                                  $(2,700)
     February 28, 2003                                 $(1,450)
     March 31, 2003                                    $(1,250)
     April 30, 2003                                    $(1,440)
     May 31, 2003                                      $(1,150)
     June 30, 2003                                     $(1,150)
     July 31, 2003                                      $1,100
     August 31, 2003                                   $(2,050)
     September 30, 2003                                $(1,050)
     October 31, 2003                                   $(850)
     November 30, 2003                                 $(1,450)
     December 31, 2003                                  $2,200

                  The Borrower and the Lenders shall mutually review in good faith the Free Cash Flow amounts set forth above on a quarterly basis and may adjust the minimum Free Cash Flow amounts set forth above upon mutual agreement. Notwithstanding the foregoing, to the extent that for any monthly period the actual amount of Free Cash Flow exceeds the amount set forth above (such excess amount being referred to herein as the "Cash Flow Surplus"), such Cash Flow Surplus may be carried over and counted towards satisfying the minimum Free Cash Flow targets in succeeding monthly periods within the same fiscal quarter in which such Cash Flow Surplus arose.

                                    ARTICLE 6
                                    DEFAULTS

Section 6.01. Events of Default. If one or more of the following events (each, an "Event of Default") shall have occurred and be continuing:

                  (a) the Borrower shall fail to pay any principal of any Loan when due or any interest, any fees or any other amount payable hereunder or under any other Loan Document within two (2) Business Days of the date when due;

                  (b) any of the Borrower and the Parent Guarantors shall fail to comply with the covenants contained in Section 5.23, Section 5.24 or
         Section 5.25;

                  (c) any of the Borrower and the Parent Guarantors shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) or any other Loan Document and such failure shall continue unremedied (if capable of remedy) for more than twenty (20) days after the occurrence of such failure;

                  (d) any representation or warranty made or deemed made by or on behalf of the Borrower or the Parent Guarantors in connection with this Agreement or any other Loan Document or in any amendment or modification hereof or thereof or in any certificate, financial statement or other document delivered pursuant to this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect when made (or deemed made);

                  (e) any of the Parent Guarantors or the Borrower shall fail to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal and face amount of more than five million Dollars ($5,000,000), in each case when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period or notice period, if any, specified in the document relating thereto;

                  (f) any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness or Contingent Obligation of the Borrower or the Parent Guarantors having an aggregate principal or face amount of more than five million Dollars ($5,000,000) or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of any such Indebtedness or Contingent Obligation or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g) any of the Parent Guarantors or the Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                  (h) an involuntary case or other proceeding shall be commenced against the Borrower or the Parent Guarantors seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against the Borrower or the Parent Guarantors under the federal bankruptcy laws as now or hereafter in effect;

                  (i) one or more final judgments, orders or decrees shall be entered against the Borrower or the Parent Guarantors involving in the aggregate a liability (not fully covered by insurance and as to which the insurer has not acknowledged liability) more than an amount equal to the greater of (i) five million Dollars ($5,000,000) and (ii) ten percent (10%) of Motient's net worth, and the same shall remain unvacated, undischarged, unstayed or unbonded pending appeal for a period of sixty (60) days after the entry thereof;

                  (j) any non-monetary judgment, order or decree shall be rendered against the Parent Guarantors or the Borrower which could reasonably be expected to have a Material Adverse Effect, and enforcement proceedings shall have been commenced by any Person upon such judgment or order which shall remain unstayed for any period of ten (10) consecutive days or more;

                  (k) (i) any provision of the Security Agreement or the Pledge Agreements shall for any reason cease to be valid and binding on or enforceable against the Borrower or the Parent Guarantors, as the case may be if the effect thereof may materially deprive the Lenders of the benefits of the Collateral covered thereby; (ii) the Security Agreement or either Pledge Agreement shall for any reason (other than pursuant to, or contemplated by, the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and (except for Permitted Liens arising by operation of law) first priority security interest; (iii) any of the outstanding Obligations of the Borrower hereunder shall not be Secured Obligations (as defined in the Security Agreement); or (iv) there shall occur an event of loss which, together with all other events of loss since the date hereof, results in a material reduction in the value (as determined in the reasonable opinion of the Lenders) of the Collateral net of any cash proceeds received by the Borrower in respect of such event or events of loss;

                  (l) any Governmental Authority shall revoke or fail to renew any material license, permit or franchise of the Borrower; the Borrower shall for any reason lose any material license, permit or franchise; or the Borrower shall suffer the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise; or

                  (m) there shall occur a Change in Control;

then, in such event, and at any time during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and, by notice to the Borrower declare the Loans (together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause (g) or (h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Lenders, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                    ARTICLE 7
                                 PARENT GUARANTY

Section 7.01. The Parent Guaranty. Each Parent Guarantor hereby jointly and severally, unconditionally guarantees to each Lender and its successors and assigns the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by the Borrower under this Agreement or any other Loan Document. Upon failure by the Borrower to pay punctually any such amount, the Parent Guarantors shall forthwith on demand pay the amount not so paid to the same extent as, and at the place and in the manner specified in this Agreement.

Section 7.02. Guaranty Unconditional. The obligations of the Parent Guarantors hereunder shall be continuing unconditional, irrevocable and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under this Agreement or any Note, by operation of law or otherwise;

                  (b) any modification or amendment of or supplement to this Agreement or any Note;

                  (c) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower under this Agreement or any Note;

                  (d) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any obligation of the Borrower contained in this Agreement or any Note;

                  (e) the existence of any claim, set-off or other rights which any Parent Guarantor may have at any time against the Borrower or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (f) any invalidity or unenforceability relating to or against the Borrower for any reason of this Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by the Borrower under this Agreement; or

                  (g) any other act or omission to act or delay of any kind by the Borrower or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Parent Guarantors' obligations hereunder.

Section 7.03. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The Parent Guarantors' obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Borrower under this Agreement shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Parent Guarantors' obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

Section 7.04. Waiver by the Parent Guarantors. The Parent Guarantors irrevocably waive acceptance hereof, presentment, demand, protest and any notice not provided for herein, all other suretyship and defenses generally available to guarantors, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

Section 7.05. Subrogation. Until such time as all principal of and interest on each Note issued by the Borrower pursuant to this Agreement and all other amounts payable by the Borrower under this Agreement have indefeasibly been paid in full, the Parent Guarantors shall not assert any rights to which they may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof.

Section 7.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or any Note is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Parent Guarantor hereunder forthwith on demand by the Lenders.

                                    ARTICLE 8
                            THE ADMINISTRATIVE AGENT

                  Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents (including without limitation as Collateral Agent under the Loan Documents), authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

                  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders, and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 3 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent's resignation or removal shall nonetheless become effective and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) the Required Lenders shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor agent as provided for above in this paragraph. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation or removal hereunder, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

                                    ARTICLE 9
                                  MISCELLANEOUS

Section 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including Lender wire, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Administrative Agent, the Borrower, a Parent Guarantor or any Lender, at its address or facsimile number set forth on Schedule 2.01, or (b) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective
(i) if given by facsimile transmission, when transmitted to the facsimile number specified on the signature page hereof and confirmation of receipt is received,
(ii) if given by mail, upon receipt or (iii) if given by any other means, when delivered at the address on the signature page hereof; provided that notices to the Administrative Agent or Lenders under Article 2 or Article 9 shall not be effective until received.

Section 9.02. No Waivers. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No waiver of any provision of this Agreement or consent to any departure by the Borrower or any Parent Guarantor therefrom shall in any event be effective unless the same shall be permitted by Section 9.06 hereof, and then such waiver or consent shall be effective only in the specific instance and for the purpose which given. The making of a Borrowing shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or Lenders may have had notice or knowledge of such Default at the time.

Section 9.03.     Expenses; Indemnification.

                  (a) The Borrower shall reimburse the Administrative Agent and each Lender on demand for its expenses, in connection with the preparation and administration of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof. If an Event of Default occurs, the Borrower shall pay all out-of-pocket expenses incurred by the Administrative Agent or each Lender, including (without duplication) the reasonable fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

                  (b) Each of the Borrower and the Parent Guarantors agrees to indemnify the Administrative Agent and each Lender, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each, an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, claims, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as finally determined, not subject to appeal, by a court of competent jurisdiction. The obligations of the Borrower and each Parent Guarantor shall survive the termination of this Agreement and the payment of the Loans.

Section 9.04. Set-off. The Administrative Agent and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Person to or for the credit or the account of the Borrower or any Parent Guarantor against any of and all the obligations of the Borrower or any Parent Guarantor now or hereafter existing under this Agreement or any other Loan Document held by the Administrative Agent or such Lender, irrespective of whether or not such Person shall have made any demand under this Agreement or such Loan Document and although such obligations may be unmatured. The rights of the Administrative Agent and each Lender under this Section 9.04 are in addition to other rights and remedies (including other rights of set-off) which such Person may have.

Section 9.05. Sharing of Set-offs. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation. Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Lenders shall be shared by the Lenders pro rata; provided that nothing in this Section shall impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder.

                  The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

Section 9.06. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the

Commitment of any Lender without the written consent of such Lender, (ii) postpone the scheduled date of payment of the principal amount of any Loan or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.10 in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

Section 9.07. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Borrower nor any Guarantor may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Lenders.

Section 9.08. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York (excluding the choice of law provisions thereof). Each of the Borrower and the Parent Guarantors for itself and its property hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City and any applicable court from any thereof, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby or for the recognition or enforcement of any judgment. Each of the Borrower and the Parent Guarantors irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Section 9.09. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

Section 9.10. Waiver of Jury Trial. EACH OF THE PARENT GUARANTORS, THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.11. Confidentiality. Each Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Parent Guarantors or any of their Subsidiaries in connection with this Agreement or any other Loan Document and neither they nor any of their Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (a) was or becomes generally available to the public other than as a result of a disclosure by such Lender, or (b) was or becomes available on a non-confidential basis from a source other than the Parent Guarantors, provided that such source is not bound by a confidentiality agreement with the Parent Guarantors known to such Lender; and provided, further, that any Lender may disclose any non-public information
(A) to any other Lender, (B) at the request of any regulatory authority or in connection with an examination of such Lender by any such authority, (C) pursuant to subpoena or other court process, (D) when required to do so in accordance with the provisions of any applicable law, (E) at the express direction of any other agency of any State of the United States of America or of any other jurisdiction in which such Lender conducts its business and (F) to such Lender's independent auditors and legal counsel.

Section 9.12. Registration. Borrower hereby acknowledges and makes each Loan made pursuant to this Agreement a registered obligation for United States withholding tax purposes. Administrative Agent shall be the registrar for this Note (the "Registrar") with full power of substitution. In the event the Registrar becomes unable or unwilling to act as registrar under this Agreement, Administrative Agent, or its successor or assign, shall designate a successor Registrar. Any Lender who is a foreign person, by its execution of this Agreement, hereby agrees to provide Administrative Agent with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such lender. Notwithstanding any contrary provision contained in this Agreement, neither this Agreement, any Loan or any interests therein may be sold, transferred, hypothecated, participated or assigned to any person except upon satisfaction of the conditions specified in this paragraph. The Registrar shall keep at its principal executive office (or an office or agency designated by it by notice to the last registered Holder) a ledger, in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration and transfer of this Agreement. No sale, transfer, hypothecation, participation or assignment of this Agreement, a Note, or a Loan or any interest herein or therein shall be effective for any purpose until it shall be registered on the books of the Registrar to be maintained for such purpose. The Registrar shall records such transfer on the books maintained for this purpose upon receipt by the Registrar at the office or agency designated by the Registrar of (a) a written assignment of this Agreement, Note or Loan (or the applicable interest therein), (b) funds sufficient to pay any transfer taxes payable upon the making of such transfer as well as the cost of reviewing the documents presented to the Registrar, and (c) such evidence of due execution as the Registrar shall reasonable require.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                             MOTIENT COMMUNICATIONS INC.,
                                  in its capacity as Borrower



                             By:   /s/   Walter V. Purnell, Jr.
                                ------------------------------------------------
                                  Name:   Walter V. Purnell, Jr.
                                  Title:  President and Chief Executive Officer

                             MOTIENT CORPORATION,
                                  in its capacity as Parent Guarantor


                              By:  /s/   Walter V. Purnell, Jr.
                                ------------------------------------------------
                                  Name:   Walter V. Purnell, Jr.
                                  Title:  President and Chief Executive Officer

                             MOTIENT HOLDINGS INC.,
                                  in its capacity as Parent Guarantor


                              By:  /s/   Walter V. Purnell, Jr.
                                ------------------------------------------------
                                  Name:   Walter V. Purnell, Jr.
                                  Title:  President and Chief Executive Officer

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              M&E ADVISERS L.L.C.,
                                   as a Lender, Administrative Agent and
                                   Collateral Agent


                              By:  /s/   Gary Singer
                                 -----------------------------------------------
                                   Name:   Gary Singer
                                   Title:  Investment Advisor

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              CSFC WAYLAND ADVISERS, INC. AS AGENT ON BEHALF OF MILLENNIUM PARTNERS, L.P.,
                                     as a Lender


                              By:  /s/  Steven Adams
                                 -----------------------------------------------
                                   Name:   Steven Adams
                                   Title:  Assistant Vice President

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              BAY HARBOUR 90-1,
                                   as a Lender



                              By:  /s/  Steve Van Dyke
                                 -----------------------------------------------
                                   Name:   Steve Van Dyke
                                   Title:  Managing Principal

                              BAY HARBOUR PARTNERS, LTD.,
                                   as a Lender


                              By:  /s/  Steve Van Dyke
                                ------------------------------------------------
                                   Name:   Steve Van Dyke
                                   Title:  Managing Principal

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              YORK OFFSHORE INVESTOR UNIT TRUST,
                                   as a Lender



                              By:  /s/  Eric Edidin
                                 -----------------------------------------------
                                   Name:   Eric Edidin
                                   Title:  Senior Vice President

                              YORK CAPITAL MANAGEMENT, L.P.,
                                   as a Lender



                              By:  /s/  Eric Edidin
                                 -----------------------------------------------
                                   Name:   Eric Edidin
                                   Title:  Senior Vice President

                              YORK INVESTMENT LIMITED,
                                   as a Lender



                              By:  /s/  Eric Edidin
                                 -----------------------------------------------
                                   Name:   Eric Edidin
                                   Title:  Senior Vice President

                              YORK DISTRESSED OPPORTUNITIES FUND, L.P.
                                   as a Lender



                              By:        /s/  Eric Edidin
                                 -----------------------------------------------
                                   Name:   Eric Edidin
                                   Title:  Senior Vice President

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              LC CAPITAL MASTER FUND, LTD.,
                                   as a Lender



                              By:  /s/  Steven Lampe
                                   ---------------------------------------------
                                   Name:   Steven Lampe
                                   Title:  Managing Member

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              CANPARTNERS INVESTMENTS IV, LLC.
                                   as a Lender



                              By:  /s/  Joshua S. Friedman
                                 -----------------------------------------------
                                   Name:   Joshua S. Friedman
                                   Title:  Authorized Signatory